Exhibit 99.1

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT
THE QUARTERLY PERIOD FROM 12 JANUARY 2004 TO 12 APRIL 2004

NOTE INFORMATION

	Class A Notes		A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$	1,200,000,000	A$57,500,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	1,145,288,880	A$57,500,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	59,157,000	A$0
Principal Balance of each class of Note after payments referred to above have been applied	US$	1,086,131,880	A$57,500,000
Note Factor at the end of the Quarterly Payment Date		0.90510990	1.00000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	3,892,710	A$921,040
LIBOR / BBSW in respect of this quarterly period		1.14000%	5.5050%
Rate of interest payable on each class of Note in respect of this quarterly period		1.33000%	6.3550%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue		2.38%
Standard & Poor’s indicative required subordination level at time of issue		1.90%
Initial Subordination Level provided on the Closing Date		3.02%
Actual Subordination Level on this Quarterly Payment Date		3.33%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 5 April 2004 no A$ Redraw Notes or additional A$ Class B Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 5 April 2004		A$9,250,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date		A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date		A$250,000
Redraw Facility Principal repaid during the quarterly period		A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date		A$20,362
Interest paid on Redraw Facility Principal during the quarterly period		A$3,270

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date		A$9,097,410
Principal Cash Balance at the end of this Quarterly Payment Date		A$8,642,360

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date		A$0
Income Reserve at the end of this Quarterly Payment Date		A$0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date		A$130,803,722
Less : Principal Cash Balance at the end of the Quarterly Payment Date		A$8,642,360
Less : Income Reserve at the end of the Quarterly Payment Date		A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date		A$122,161,362
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date		A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period		A$31,150,593

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date		A$91,010,769

Principal Collections (net of redraws and further advances) in relation to this Monthly Payment Date		A$91,010,769
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans		A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date		A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date		A$91,010,769

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	59,157,000

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of redraws and further advances

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 12 JANUARY 2004 TO 12 APRIL 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
		Accounts	Loan Balance	Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	8,585	10,216	A$1,050,000	A$0

	Weighted Average Original	Weighted Average Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.44%	70.40%	95.00%	A$2,795,380,454

	Outstanding Balance of	Outstanding Balance of Fixed	Outstanding Balance of	Average Current Housing
	Housing Loans	Rate Housing Loans	Variable Rate Housing Loans	Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,719,829,583	A$129,466,806	A$1,590,362,777	A$200,330

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	354 months	342 months	18 months	19.60%

Aggregate outstanding balance
of loans on which a Further
Advance was made immediately
	Aggregate amount of Further	Average amount of Further	prior to the Further Advances
	Advances made	Advances made per loan	being made
Further Advances (not being subordinated further advances) made during the period from 1 January 2004 to 1 April 2004	A$9,819,617	A$50,879	A$44,896,261

DELINQUENCY INFORMATION

As at the opening of business on April 1, 2004.

	Number of Housing Loans	Percentage of Pool by number	Outstanding Balance of the	Percentage of Pool by
			Applicable Delinquent Housing	Outstanding Balance of
			Loans	Housing Loans
30 - 59 days	34	0.33%	A$9,709,078	0.56%
60 - 89 days	9	0.09%	A$2,584,019	0.15%
90 - 119 days	8	0.08%	A$2,189,552	0.13%
Greater than 120 days	6	0.06%	A$1,717,427	0.10%

Total Arrears	57	0.56%	A$16,200,076	0.94%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on April 1, 2004.

Amount of mortgage insurance claims made:	A$0
Amount of mortgage insurance claims paid:	A$0
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0